Related Party Transactions	3 Months Ended
Mar. 31, 2024
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 6 - RELATED PARTY TRANSACTIONS

Director Consulting Services

On June 1, 2022, the Company entered into a consulting agreement with a director, pursuant to which, in consideration for certain financial and strategic consulting services, the director receives a cash fee of NIS 3,500 each month and was also granted with options to purchase 2,610 Ordinary Shares of Private Dror, which options were exchanged for options to purchase 9,597,675 shares of Common Stock in connection with the Share Exchange and shall vest in three tranches on the first, second, and third anniversary of the date of the consulting agreement. The options are subject to accelerated vesting upon an exit event. Effective as of February 7, 2024, the Company amended the agreement which provided that the director’s monthly cash fee in respect of the services provided would be equal to $2,500 and in addition to the monthly fee, expense reimbursement in an amount not to exceed $500. Consulting services paid to the director recorded as general and administrative expenses for the three months ended March 31, 2024 and 2023 was $7,008 and $2,969, respectively. Accrued expense balances in respect of this agreement at March 31, 2024 and 2023 were $2,989 and $4,841, respectively.

On February 7, 2024, the Company entered into a consulting agreement with another director, pursuant to which, in consideration for certain services provided as a board member, the director receive a cash fee of $5,000 each month. The consulting agreement is terminable by either party upon 30 days written notice to the other party, and it will terminate automatically once the director has received fees in the aggregate amount of $55,000. Consulting services paid to the director recorded as general and administrative expenses for the three months ended March 31, 2024 and 2023 was $10,000 and $0, respectively. Accrued expense balances in respect of this agreement at March 31, 2024 and 2023 were $5,000 and $0, respectively.

Shareholder Consulting Services

On August 8, 2023, the Company entered into a consulting agreement with an entity owned by a shareholder pursuant to which, in consideration for certain shareholder, investors relations and general consultancy services, the entity was entitled to receive cash payments equal in the aggregate to $145,000, and warrants to purchase up to an aggregate of 10,454,500 shares of the Company’s common stock, with an exercise price of $0.033 per share and substantially the same terms as the Private Placement Warrants. The cash payment will be paid in equal monthly installments of $14,500, commencing on September 15, 2023 and expiring on July 15, 2024. Although the agreement was signed and the services were provided, the Board of Directors did not approve of the warrant issuance until April 17, 2024, as required. The value of those warrants on April 17, 2024 amounted to $36,748 which will be amortized over the remaining service period. Consulting services paid to shareholders recorded as general and administrative expenses for the three months ended March 31, 2024 and 2023 was $43,500 and $0, respectively.